Annuity Investors Life Insurance Company®

Annuity Investors® Variable Account B

The Commodore Spirit®

Individual and Group Flexible Premium Deferred Variable Annuities

Supplement Dated February 25, 2021

to Prospectus Dated May 1, 2020

This supplement is intended to update certain information in the prospectus for the variable annuity you own (“Contract”). All other provisions outlined in your prospectus, as supplemented, remain unchanged. Unless otherwise indicated, terms used in this supplement have the same meaning as in your Contract prospectus.

On January 27, 2021, American Financial Group, Inc. announced it had entered into an agreement to sell Great American Life Insurance Company, its two insurance subsidiaries, Annuity Investors Life Insurance Company and Manhattan National Life Insurance Company, as well as, Great American Advisors, Inc. to Massachusetts Mutual Life Insurance Company (the “Transaction”). The Transaction is expected to close in the second quarter of 2021.

The terms and provisions of your Contract will not be changed by the Transaction, and Annuity Investors Life Insurance Company will continue to honor all of its obligations under your Contract. The Transaction will not change the fact that Annuity Investors Life Insurance Company is the named insurer under your Contract.

If you have any questions about this supplement, please call 1-800-789-6771 or contact your registered representative.

Please retain this supplement for future reference.